American Funds Strategic Bond FundSM Prospectus Supplement September 16, 2020 (for prospectus dated March 1, 2020, as supplemented to date)

1. The “Annual fund operating expenses” table in the “Fees and expenses of the fund” section is amended to read as follows. Except as indicated below, footnotes to the “Annual fund operating expenses” table in the prospectus remain unchanged.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%
Distribution and/or service (12b-1) fees	0.30	1.00	0.25	0.25	none	none	0.23
Other expenses[2]	0.19	0.19	0.19	0.22	0.19	0.09	0.24
Total annual fund operating expenses	0.85	1.55	0.80	0.83	0.55	0.45	0.83
Fee waiver and/or expense reimbursement[3]	0.03	0.03	0.03	0.03	0.03	0.03	0.03
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.82	1.52	0.77	0.80	0.52	0.42	0.80

Share class:	529-C	529-E	529-T	529-F-1	R-1	R-2	R-2E
Management fees	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%
Distribution and/or service (12b-1) fees	1.00	0.50	0.25	0.00	1.00	0.75	0.60
Other expenses[2]	0.25	0.18	0.25	0.25	0.17	0.41	0.33
Total annual fund operating expenses	1.61	1.04	0.86	0.61	1.53	1.52	1.29
Fee waiver and/or expense reimbursement[3]	0.03	0.03	0.03	0.03	0.03	0.03	0.04[4]
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.58	1.01	0.83	0.58	1.50	1.49	1.25

Share class:	R-3	R-4	R-5E	R-5	R-6
Management fees	0.36%	0.36%	0.36%	0.36%	0.36%
Distribution and/or service (12b-1) fees	0.50	0.25	none	none	none
Other expenses[2]	0.21	0.16	0.24	0.14	0.09
Total annual fund operating expenses	1.07	0.77	0.60	0.50	0.45
Fee waiver and/or expense reimbursement[3]	0.03	0.03	0.03	0.03	0.03
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.04	0.74	0.57	0.47	0.42
[3]	The investment adviser is currently reimbursing a portion of the other expenses and waiving a portion of its management fees. The reimbursement and waiver will be in effect through at least September 16, 2021. The adviser may elect at its discretion to extend, modify or terminate the reimbursement or waiver at that time. The fund’s board of trustees will consider the management fee reduction in connection with the next assessment of the Investment Advisory and Service Agreement with the fund’s investment adviser.
[4]	The fund’s transfer agent is currently waiving a portion of the other expenses. This waiver will be in effect through at least September 16, 2021. The transfer agent may elect at its discretion to extend, modify or terminate the waiver at that time.

2. The table under the heading “Example” in the “Fees and expenses of the fund” section is amended to read as follows:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	R-1	R-2
1 year	$456	$255	$327	$82	$53	$43	$429	$261	$103	$333	$59	$153	$152
3 years	633	487	496	262	173	141	603	505	328	515	192	480	477
5 years	826	842	680	458	304	249	792	873	571	712	337	831	826
10 years	1,382	1,646	1,212	1,023	686	564	1,337	1,417	1,268	1,282	759	1,821	1,810

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$127	$106	$76	$58	$48	$43		1 year	$155	$161
3 years	405	337	243	189	157	141		3 years	487	505
5 years	704	587	425	332	277	249		5 years	842	873
10 years	1,553	1,303	951	747	625	564		10 years	1,646	1,417

Keep this supplement with your prospectus.

Lit. No. MFGEBS-433-0920P Printed in USA CGD/AFD/10039-S81328

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY